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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      FEBRUARY 28, 2002


                      WASHINGTON GROUP INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            1-12054                                    35-0565601
   (Commission File Number)               (IRS Employer Identification No.)


        720 PARK BOULEVARD, BOISE, IDAHO                             83729
    (Address of Principal Executive Offices)                     (Zip Code)


     Registrant's telephone number, including area code      208-386-5000


          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

         Washington Group International, Inc. did not file its annual report on Form 10-K for the fiscal year ended November 30, 2001 by February 28, 2002, the prescribed due date for such filing. The Company needs additional time to prepare the consolidated financial statements and related disclosures required to be included therein.

         As previously reported, on January 25, 2002, Washington Group International, Inc. emerged from chapter 11 bankruptcy protection pursuant to its Second Amended Joint Plan of Reorganization, as modified and confirmed by the United States Bankruptcy Court for the District of Nevada (the "Plan"). Also as previously reported, 25,000,000 shares of Washington Group International, Inc.'s common stock, par value $0.01 per share, which are registered under
Section 12(g) of the Securities Exchange Act of 1934, were distributed under the Plan and are currently issued and outstanding.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WASHINGTON GROUP INTERNATIONAL, INC.



March 6, 2002                    By:  /s/ Craig G. Taylor
                                      -----------------------------------------
                                      Craig G. Taylor
                                      Secretary